Exhibit 99.2

3Q 2021 Investor Presentation

Disclosure 1 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company's financial condition and capital ratios, results of operations and the Company's outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as "may", "believe", "expect", "anticipate", "plan", "continue", or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to those discussed under the heading "Risk Factors" in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs and unanticipated adverse changes in our customers' economic conditions or economic conditions in our local area in general. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the Coronavirus ("COVID-19") outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board's target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experience additional resolution costs. Forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward-looking statement, whether the result of new information, future events or otherwise.

2 A Diversified Financial Institution We are More than a Commercial Bank Personal Banking Broad range of hallmark personal checking and savings accounts A full suite of electronic banking services that allow clients to easily manage their everyday financing needs Commercial Lending Relationship-based commercial real estate lending Growth driven by expertise in specific lending verticals Business Banking Checking, deposit, lending and cash management product and services for small and middle-market businesses MCB Business Bankers with deep knowledge and expertise in multiple industries, including law firms, resident healthcare, real estate property management, U.S. Trustee and municipalities Global Digital Payments Administers domestic and international digital payments settlement Delivers critical financial infrastructure Provides banking as a service to high growth FinTechs Our mission To offer a full range of banking and innovative financial services to businesses and individuals Serve markets underserved by the ever-consolidating financial services industry and advance our leading edge model that combines new technologies with the best of traditional banking practices Our history Founded in 1999 in New York City with the goal of helping clients build and sustain generational wealth Business model focused on providing high-touch service with industry expertise and delivering customized solutions for our clients Commercial banking business is relationship driven and predominantly located in the highly attractive New York metro area Global payments business provides banking as a service (“BaaS”) to leading financial technology companies 2017 IPO raised $125mm of common equity and fueled industry-leading balance sheet and earnings growth On September 15, 2021, MCB raised $172.5 million of common equity in a follow on offering of 2.3 million shares at $75 per share As of September 30, 2021, MCB has $6.1bn of assets; 38% compound annual growth rate since the IPO

Proven high growth business model 3 * Annualized 1 CAGR from December 31, 2015 through September 30, 2021 $821 $1,056 $1,421 $1,867 $2,678 $3,142 $3,603 2015 2016 2017 2018 2019 2020 3Q 2021 Loans $ millions $766 $994 $1,404 $1,661 $2,791 $3,830 $5,458 2015 2016 2017 2018 2019 2020 3Q 2021 Deposits $ millions $32 $43 $63 $83 $108 $142 $187 2015 2016 2017 2018 2019 2020 3Q 2021* Revenue $ millions $4 $5 $12 $26 $30 $39 $65 2015 2016 2017 2018 2019 2020 3Q 2021* Net Income $ millions

34.0% 19.9% 6.6% High-growth banks KRX Index 4 Revenue CAGR1 20172021Q3 Investors have been rewarded for our strong performance Tangible book value per share CAGR1 20172021Q3 Earnings per share CAGR1 20172021Q3 30.3% 31.0% 18.1% High-growth banks KRX Index Share price performance since IPO4 versus KRX Index3 17.3% 15.9% 7.7% High-growth banks KRX Index Source: SNL Financial 1 CAGR from December 31, 2017 through June 30, 2021 (if applicable for High-growth banks and KRX index) 2 Includes banks with market capitalization of $500mm+ and revenue, EPS, and TBVPS CAGRs >10%; Includes AX, BFC, CASH, FFIN, FFWM, FRC, HIFS, MBIN, MCB, PNFP, QCRH, SFBS, SIVB, and WAL at June 30, 2021 3 KRX index represents the KBW Regional Bank Index at June 30, 2021 4 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through October 15, 2021 (60%) (20%) 20% 60% 100% 140% 180% Nov-17 Jul-18 Feb-19 Oct-19 Jun-20 Feb-21 Oct-21 High-growth banks KRX Index +150% +110% +19%

Delivering Financial Results 5 ROATCE* at December 31, except 2021, which is at September 30,1 10.46% 10.84% 11.27% 12.32% 16.95% 2017 2018 2019 2020 3Q 2021 *Non-GAAP financial measure. See reconciliation to GAAP measure on page 21. 1 Annualized Total Revenues at December 31, except 2021, which is at September 30, | $ thousands 1 CAGR from full year 2014 through full year 2020. $29,352 $40,563 $60,013 $78,744 $102,596 $133,460 $118,320 $2,568 $2,926 $3,369 $4,640 $5,643 $8,464 $10,509 2015 2016 2017 2018 2019 2020 3Q 2021 $128,829 $43,489 $63,382 $83,384 $108,239 $141,924 Global Payments Group ("GPG") Third Quarter Financial Highlights bull; Total revenues of $46.7 million, up 29.8% from the prior year quarter, and up 29.8% excluding gain on securities* recorded in each period. bull; Earnings per share of $1.77, up 39.1% from prior year quarter. bull; Tangible book value per share of $49.5, up 31.1% from prior year quarter. bull; Annualized return on average equity of 16.30% and annualized return on average tangible common equity ("ROATCE")* of 16.95%. bull; Deposits up 3.2% from the linked quarter and 54.7% from the prior year quarter. bull; Total loans up 4.5% from the linked quarter and 20.5% from the prior year quarter. QTD loans production of $312.9 million. bull; Efficiency ratio* of 47.1% compared to 54.0% for the prior year quarter. 12,117 6,097 8,531 6,291 2,548 13,336 6,057 10,811 5,865 2,651 16,215 10,783 7,683 7,113 3,845 11,775 7,863 6,285 3,236 2017 2018 2019 2020 2021 4Q 3Q 2Q 1Q Quarterly Net Income $ thousands Revenues Excluding GPG $31,920

Loan Portfolio Growth and Diversification 6 1 Includes commercial real estate, multifamily and construction loans. 2 Includes consumer and 1-4 family loans $3.61 billion Loan Portfolio at September 30, 2021 | $ millions A Diversified Portfolio at September 30, 2021 66% 17% 10% 4% 3% 66% CRE 17% CI 10% Multifamily 4% Construction 3% Other $1,692 $1,732 $1,778 $1,869 $2,014 2,122 $636 $620 $655 $679 $739 $780 $444 $527 $591 $587 $600 $611 $125 $116 $118 $108 $102 $97 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $2,897 $2,995 $3,142 $3,243 $3,455 $3,610 Other2 CI Total CRE (Owner Occupied) Total CRE1 (Non-Owner Occupied) Total loans: $3,610mm Average 3Q Yield: 4.65% bull; CRE/RBC ratio: MCB 349%

Commercial Growth Driven by Expertise in Specific Lending Verticals 7 General Commercial and Industrial Overview Target Market bull; Middle market businesses with annual revenues below $200 million bull; Well-diversified across industries Key Metrics bull; Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks CI Composition at September 30, 2021 28% 19% 17% 14% 13% 5% 2% 1% 1% 28% Finance Insurance 19% Healthcare 17% Skilled Nursing Facilities 14% Other 13% Retail 5% Wholesale 2% Manufacturing 1% Recreation Restaurants 1% Transportation Total CI loans: $595mm

Relationship-Based Commercial Real Estate Lending 8 Target Market bull; New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 million bull; Primarily concentrated in the New York MSA bull; Well-diversified across various property types Key Metrics bull; Weighted average LTV of 62% bull; Average LTV of 36% on stabilized rent regulated properties provide a cushion against any falling values Composition by Type at September 30, 2021 Composition by Region at September 30, 2021 21% 20% 18% 10% 10% 6% 6% 4% 4% 1% 21% Other 20% Manhattan 18% Brooklyn 10% Bronx 10% Queens 6% Long Island 6% Florida 4% New Jersey 4% Other NY 1% Staten Island 1% Connecticut Majority of loans are originated through direct relationships or referrals from existing clients. 26% 13% 10% 12% 8% 7% 6% 6% 5% 3% 26% Nursing Home CRE 13% Multifamily 12% Other CRE 10% Mixed Use 8% Retail 7% Office 6% Hospitality 6% Land 5% Construction 3% Warehouse 2% 1-4 Family 2% Commercial Condo and Co-op Total CRE loans: $2,867mm

Well-Developed, Sector Diversified Healthcare Portfolio 9 bull; Active in Healthcare lending since 2002 bull; CRE Skilled Nursing Facilities ("SNF") Average LTV of 70% bull; Highly selective regarding the quality of Skilled Nursing Operators that we finance bull; Borrowers typically have over 1,000 beds under management bull; Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates. bull; Stabilized SNF 66% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.29x. bull; Non-stabilized SNF typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.). C I Healthcare Composition at September 30, 2021 47% 37% 6% 5% 4% 1% 47% Nursing and Residential Care Facilities 37% Ambulatory Health Care Services 6% Doctor Office 5% Misc. Health Practitioners 4% Ambulance Services 1% Offices and Clinics of Dentists CRE Skilled Nursing Facilities (SNF) $762 million CI Skilled Nursing Facilities $98 million CI Other Healthcare (SNF) $111 million CRE SNF $762 million CI SNF $98 million CI Other $111 million Diversified Healthcare Portfolio at September 30, 2021 Total Healthcare loans: $971mm

Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio 10 CRE Skilled Nursing Facility Exposure by State CI Skilled Nursing Facility Exposure by State 56% 13% 12% 9% 4% 3%3% 56% New York 13% Pennsylvania 12% District of Columbia 9% New Jersey 4% Florida 3% Georgia, Indiana, Kentucky 29% 3% Virginia 16% 8% 8% 7% 5% 4% 4% 4% 4% 4% 3%3% 29% New York 16% Florida 8% Indiana 8% Other States 7% Pennsylvania 5% Virginia 4% New Jersey 4% Massachusetts 4% Kentucky 4% Tennessee 4% California 3% Wisconsin 3% Georgia 1% Maryland

Deposit Composition 11 1 Includes liquidation, receivership, litigation settlement and other fiduciary accounts. Deposit Composition Over Time at September 30, 2021 | $ millions $983 $927 $1,040 $1,254 $1,271 $1,320 $856 $813 $758 $901 $940 $940 $396 $436 $598 $708 $920 $1,044 $515 $601 $659 $651 $684 $796 $318 $389 $391 $555 $772 $857 $106 $97 $117 $241 $572 $368 $221 $220 $256 $116 $129 $132 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $5,457 $3,395 $3,528 $3,819 $4,426 $5,288 Deposits $5.46 billion at Corporate Cash September 30, 2021 Management Deposits1 Digital Currency Customers - Global Payments Group Debit Cards - Global Payments Group Retail Deposits with Loan Customers Property Managers Bankruptcy Accounts Retail Deposits 47% 51% 2% 51% Non-interest-bearing demand deposits 47% Money market & savings account 2% Time deposits Total deposits: $5.46bn 3Q Cost of total deposits: 0.27%

Customer Centric Digital Payments Worldwide Global Payments Group 12 * Annualized 1 CAGR from December 31, 2017 through September 30, 2021 bull; Domestic and international digital payments settlements bull; Gateway to payment networks Wire, ACH, Visa, Mastercard, Remittance bull; Custodian of deposits on behalf of clients and their customers bull; Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities About Global Payments $3,369 $4,640 $5,643 $8,464 $14,460 2017 2018 2019 2020 3Q 21* Non-Interest Income $ thousands % Global Payments Group Revenue (% of Total Bank Non-Interest Income ) 30% 38% 53% 50% 63% bull; Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses bull; Merchant Acquiring Services for the banked, underbanked and unbanked bull; A leading national issuer of third-party debit cards status bull; In addition to reported revenues, GPG also contributed average non-interest bearing deposits of $1.3 billion in the third quarter..ll

Customer Centric Digital Payments Worldwide Global Payments Group 13 Client Transactions at September 30, 2021 | Millions Customer $ Volume at September 30, 2021 | Billions $3.96 $3.85 $7.09 $18.65 2018 2019 2020 2021* 38.60 42.30 54.54 86.80 2018 2019 2020 2021* Highlights bull; 180 clients with offices on six continents. bull; More than 2 million active customers across 200 countries. bull; Over 65 million domestic and international transactions totaling $18.65 billions in 130 fiat and digital currencies and 120+ languages. bull; Strong customer $ volume growth across all product categories for the third quarter of 2021. * Annualized

Diversified Revenue Contribution Global Payments Group 14 Total Revenue by Category For the three months ended June 30, 2021 | Unaudited 39% 23% 12% 6% 9% 6% 5% 39% Crypto General Purpose Reloadable ("GPR") Cards 23% GPR Cards 12% Other 6% Crypto Exchange/OTC 9% Digital Bank Account 6% Corporate Disbursement 5% Disbursements Total Revenue by Category For the three months ended September 30, 2021 | Unaudited 35% 25% 13% 9% 7% 6% 5% 35% Crypto General Purpose Reloadable ("GPR") Cards 25% GPR Cards 13% Other 9% Crypto Exchange/OTC 7% Digital Bank Account 6% Corporate Disbursement 5% Disbursements *This represent clients for whom programs went live in 2021. bull; The charts above provide a linked quarter presentation of the Global Payments Group's revenue contribution by category. bull; The percentage of revenue from new clients* is 13%

Diversified Deposit Contribution Global Payments Group 15 Total Average Deposits by Category at September 30, 2021 | Unaudited 33% 12% 10% 12% 21% 7% 5% 33% Crypto Exchange/ OTC 12% GPR Cards 10% Digital Bank Account 12% Crypto GPR 21% Other 7% Corporate Disbursements 5% Disbursements 27% Crypto Exchange/OTC 16% GPR Cards 13% Digital Bank Account 13% Crypto GPR 11% Other 8% Corporate Disbursements 6% Disbursements Total Average Deposits by Category at June 30, 2021 | Unaudited 33% 16% 13% 13% 11% 8% 6% bull; The charts above provide a linked quarter presentation of the Global Payments Group's deposit contribution by category.

16 Well Managed Net Interest Margin 1 Represents full-year NIM, except 2021, which represents annualized NIM for the three months ended September 30, 2021 2 Represents full-year average, except 2021, which represents September 2021 YTD average Net Interest Margin Analysis 1.10% 1.91% 2.28% 0.54% 0.25% 3.52% 3.70% 3.46% 3.26% 2.70% 2017 2018 2019 2020 3Q 2021 MCB Net Interest Margin ("NIM")1 Average Fed Funds Rate2 Estimated Sensitivity of Projected Annualized Net Interest Income1 as of June 30, 2021 Fixed vs. Floating Rate Loans at September 30, 2020, for loans due after one year Fixed 58% Floating 42% -2.00% 8.34% 19.79% -100 bps +100 bps +200 bps Given thestrength ofourdeposit verticals and overnight liquidity, we are wellpositioned tobenefitfrom a rising interest rate environmentas wemaintain our margin management discipline. Approximately 69% of floating rate loans have floors Weighted average floor of 4.90%

Highly profitable, scalable model 17 bull; Annualized ^ This represents the percentage of total non-interest income (less any gains on sale of securities) as compared to total income. 1 These are non-GAAP financial measures. See reconciliation on slide 21 17.7% 14.1% 9.8% 9.9% 13.0% 2017 2018 2019 2020 3Q 2021 Fee income ratio1^ Efficiency ratio1 10.5% 10.8% 11.3% 12.9% 17.0% 2017 2018 2019 2020 3Q 2021* ROATCE1 52% 52% 55% 53% 47% 2017 2018 2019 2020 3Q 2021 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.70% 2017 2018 2019 2020 3Q 2021*

Credit Metrics at September 30, 2021 18 NCOs/Average Loans (Annualized) Non-Performing Loans/Loans ALLL/Loans Non-Performing Loans/ALLL 0.32% -0.06% -0.13% 0.00% -0.03% 2017 2018 2019 2020 3Q 2021 1.05% 1.02% 0.98% 1.13% 1.06% 2017 2018 2019 2020 3Q 2021 0.24% 0.02% 0.17% 0.20% 0.43% 2017 2018 2019 2020 3Q 2021* 22.8% 1.5% 17.1% 18.0% 40.3% 2017 2018 2019 2020 3Q 2021 * The increase in the third quarter is driven by one CRE loan with an outstanding balance of $10.0 million and an LTV of 55.47%.

19.9% 17.0% 12.5% 12.7% 16.5% 2017 2018 2019 2020 3Q 2021 Capital ratios 19 Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Total Risk-Based Capital Ratio TCE / TA1 15.3% 13.2% 10.1% 10.1% 14.1% 2017 2018 2019 2020 3Q 2021 13.7% 13.7% 9.4% 8.5% 9.4% 2017 2018 2019 2020 3Q 2021 12.7% 11.5% 8.5% 7.5% 8.6% 2017 2018 2019 2020 3Q 2021 1 These are non-GAAP financial measures. See reconciliation on slide 21

Appendix 20

Reconciliation of GAAP to Non-GAAP Measures 21 *Tangible common equity divided by common shares outstanding at period-end In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings release includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non- GAAP/adjusted financial measures disclosed in this earnings release to the comparable GAAP measures are provided in the accompanying tables. $ thousands, except per share data Q3 2021 2020 2019 2018 2017 Average assets $ 5,367,998 $ 3,863,013 $ 2,846,959 $ 1,951,982 $ 1,524,202 Less: average intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Average tangible assets $ 5,358,265 $ 3,853,280 $ 2,837,226 $ 1,942,249 $ 1,514,469 Average equity $ 366,399 $ 320,617 $ 282,604 $ 251,030 $ 133,462 Less: Average preferred equity $ 5,502 $ 5,502 $ 5,502 $ 5,502 $ 5,502 Average common equity $ 360,897 $ 315,115 $ 277,102 $ 245,528 $ 127,960 Less: average intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Average tangible common equity $ 351,164 $ 305,382 $ 267,369 $ 235,795 $ 118,227 Total assets $ 6,141,254 $ 4,330,821 $ 3,357,572 $ 2,182,644 $ 1,759,855 Less: intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Tangible assets $ 6,131,521 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Total Equity $ 542,654 $ 340,787 $ 299,124 $ 264,517 $ 236,884 Less: preferred equity $ 5,502 $ 5,502 $ 5,502 $ 5,502 $ 5,502 Common Equity $ 537,152 $ 335,285 $ 293,622 $ 259,015 $ 231,382 Less: intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Tangible common equity (book value) $ 527,419 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Common shares outstanding $ 1 0,644,193 $ 8,295,272 $ 8,312,918 $ 8,217,274 $ 8,196,310 Book value per share (GAAP) $ 50.46 40.42 35.32 31.52 28.23 Tangible book value per share (non-GAAP)* $ 49.55 39.25 34.15 30.34 27.04 Year-To-Date $ thousands 30-Sep-21 30-Sep-20 Total Revenue (GAAP) $ 128,829 $ 105,082 Less: Gain on sale of securities $ 609 $ 3,286 Revenue excluding gain on sale of securities (non-GAAP) $ 128,220 $ 101,796 Efficiency ratio (non-GAAP) $ 49.67 $ 53.98 Fee Income ratio (non-GAAP) 12.62% 9.91% Year-To-Date

$11 $34 $56 $125 $172 $238 $304 $360 $390 $490 $494 $439 $410 $412 $494 $627 $810 $1,043 $1,405 $1,846 $2,647 $3,101 $3,565 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021Q3 Since our founding, we have delivered exceptional match-funded loan growth . . . 22 Net Loans since December 31, 1999 | $ millions Deposits since December 31, 1999 | $ millions 1 CAGR from December 31, 1999 through September 30, 2021 $10 $52 $69 $126 $184 $248 $316 $370 $349 $438 $449 $445 $464 $435 $492 $616 $766 $994 $1,404 $1,661 $2,791 $3,830 $5,457 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021Q3

A Diversified Financial Institution We are More than a Commercial Bank 23 How We Succeed 21-Years of Reliable Asset Quality and Financial Performance bull; Organic business loan origination platform bull; Core funded organic deposit franchise bull; Helping our clients build and sustain generational wealth since 1999 Our Strategic Priorities Enhance our position as a leader in the settlement of global and digital payments that brings people around the world closer together. Be the critical financial infrastructure for select fintechs to access our global payments settlement platform. Our Mission To offer a full range of banking and innovative financial services to businesses and individuals embracing the new digital banking era. Serve markets underserved by the ever-consolidating financial services industry and advance our leadingedge model that combines new technologies with the best of traditional banking practices.

Contributions to Deposits Global Payments Group 24 Total Average Deposits at September 30, 2021 | $ millions $391.4 $616.1 $410.3 $359.8 $709.3 $79.2 $571.5 2017 2018 2019 2020 3Q 2021 Crypto Deposits $439.0 $1,280.8 Growth in average deposits in the second quarter of 2021 driven by increases across all GPG product categories.

Delivering Critical Financial Infrastructure, Every Day Global Payments Group 25 bull; Domestic and international digital payments settlements, every day bull; Gateway to payment networks Wire, ACH, Visa, Mastercard, Remittance, every day bull; Custodian of deposits on behalf of clients and their customers, every day bull; Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities, every day bull; Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses, every day bull; Merchant Acquiring Services for the banked, underbanked and unbanked, every day bull; A leading national issuer of third-party debit cards status, every day Digital payment platforms are the underpinnings of E-commerce E-commerce 1.0 was about selling goods, starting with Dell.com and Book Stacks Unlimited in the early 1990s. E-commerce 2.0 is about buying, selling and connecting a limitless array of products and services with desktop and mobile devices: bull; Video, movies, TV programs, music, books, podcasts and news streaming services bull; DIY online learning from around the corner to around the world; how to knit to PhD bull; Global gig work opportunities bull; Tickets to in-person and virtual sporting and entertainment events bull; Grocery and prepared meals delivered The list goes on and on...

Delivering Critical Financial Infrastructure, Every Day 26 U.S. Treasury Government Payments Pension Companies Public and Private Pension Payments Law Firms Payouts for Legal Settlements Other Load Types MG, WU, GD, VRL, MCR Direct Deposits/ ACH Loads Network Loads WU, MG GD Corporate Prefund Adjustment Account Charge Back Disputes or Provisional Credits Program Revenue Account Program's Revenue Operating Account Net Network Settlement Cardholder Activity MCB Settlement Account Net of Fees (Program Earnings and Expenses) MCB Pooled Funds Account MCB Revenue Account MCB's Revenue MCB Reserve Account Extraordinary Events MCB Prepaid Invoice Account External Activity MCB Owned Moved by External Party Program Owned Moved by MCB MCB Clients Moved by External Party Global Payments Group

Client Case Study Global Payments Group 27 "The B2B and B2C infrastructure Broxel has built in Mexico combined with MCB's total support infrastructure in the United States is the blueprint for our mutual success." Gustavo Gutierrez Broxel Overview Broxel is a FinTech leader founded in 2011 and based in Mexico City, Mexico. The Company is an innovator of tailor-made payments solutions that create efficient, agile, disruptive and available financial B2B and B2C ecosystems anywhere in the world. broxel.com/us-en/ Leadership Gustavo Gutierrez, CEO and Founder Vision We will transform money into something more valuable. Markets Mexico, United States Hispanic Primary Business Broxel offers prepaid debit cards and a mobile app that accepts direct deposits and can make payments online and at retail locations in MXN and USD. Broxel is a Mexican company that is always looking out for the Hispanic community living in the United States. Metropolitan Commercial Bank Global Payments Group bull; Broxel has been a client since 2018 bull; Mobile app-based bank account and card that works as a remittance product

Client Case Study Global Payments Group 28 CIBanco Overview Consultoria Internacional (CI) was established in 1983 and became known as CIBanco in 2008. CIBanco became a signatory of the Equator Principles from the World Bank in 2012 in response to the environmental challenges that the world is facing. Aligned with a renewed corporate philosophy CIBanco became the first green bank in Mexico to provide sustainable financial solutions. CIBanco, CICasa de Bolsa, CIFondos de Inversion, Finamadrid, are wholly-owned subsidiaries of Tenedora CI, S. A. de C.V. Financial Group. cibanco.com Leadership Jorge Rangel de Alba Brunel, Chairman of the Board Norman Hagemeister Rey, Chief Executive Director and Board Member Luis Miguel Osio Barroso, Chief Executive Director and Board Member Salvador Arroyo Rodriguez, Chief Executive Director and Board Member Mario Maciel Castro, CEO Vision To stand apart from traditional vertically integrated banks in specific niches that favor sustainability through unparalleled service, reliability, security and leadership. Markets Mexico, United States Hispanic | Spain and Latin America Primary Business Mexico-based bank providing banked, unbanked and underbanked financial service, leaders in Trust Funds, FX Foreign Trade Units. Financial services including auto loans, trust funds, online and mobile banking, currency and investment options, and lines of credit, in and outside of Mexico. CIBanco serves "SME", large and corporate entities and individuals providing all financial services, settling electronic and wire transfers "from" and "to" the U.S.; thanks to its "export and import profile" and the commercial relevance between both countries and the world. Metropolitan Commercial Bank Global Payments Group bull; CIBanco has been a client since 2019 bull; Mobile app-based bank account and card that works as a remittance product "Metropolitan Commercial Bank has demonstrated from the very beginning and throughout the journey, collaboration between institutions outside the transactional scope suggests a long-term relationship, in which there is trust to point out everything right or wrong; seeking to consolidate a bilateral and joint reputation. It is not every day you have the openness and willingness to grow and mature with a partner who is on your side while committing to each entity daily." Luis Miguel Osio Barroso

Client Case Study Global Payments Group 29 Mesh Payments Overview Corporate HQ New York, NY, International office Tel Aviv, Israel; 20+ employees, privately held company founded in 2018 with VC backers and a recent round of favorable financing; strong growth in the virtual card space, which is a fraction of the corporate card space. meshpayments.com Leadership Globally recognized payment and technology leaders. Oded Zehavi, CEO and Co-founder bull; Before Mesh: COO, Kaymera Technologies; Payoneer, Chief Revenue Officer; PayPal, Director Global Business Development bull; Board Member: ReWire.tp; Advisory Board Member: Fiverr, AU10TIX, CreditStacks Vision Re-writing the way corporate payments are made. One-stop hub to orchestrate, manage, analyze and optimize, reconcile, and reduce their corporate spend and subscription payments. Markets Global B2B cardless payments. Primary Business Cardless corporate payments solutions via virtual cards bull; SaaS (software as a service) subscriptions bull; On-Demand to employees and gig workers bull; Payment intelligence manage corporate spending and protect companies from failed payment risks bull; Receipt Automation collects and matches digital receipts automatically for all tracked payments. bull; Accounting Integrations works with existing accounting software Metropolitan Commercial Bank Global Payments Group bull; Mesh Payments has been a client since 2018 bull; MCB holds deposits on behalf of Mesh Payments' clients bull; MCB provides Mesh Payments with access to ACH and wire payment systems bull; MCB sponsors Mesh Payments' Visa branded virtual cards "Metropolitan Commercial Bank checks all the boxes when it comes to innovation mindset and execution and strong relationships and fintech support." Oded Zehavi

Client Case Study Global Payments Group 30 Revolut Overview bull; A global fintech financial services company bull; Corporate HQ London, England bull; International offices including Asia, Europe and Oceania bull; North American offices, San Francisco, CA and New York, NY bull; 2,000+ employees revolut.com/en-US Leadership Revolut, Martin Gilbert, Chairman; Nik Storonsky, CEO and Co-founder; Vlad Yatsenko, CTO and Co-founder Revolut USA, Ronald Oliveira, CEO since November 2019 The Company's executive leadership is a Who's Who of global fintech and finance superstars. Vision Revolut is building the world's first truly global financial super app. Markets Global, individuals and businesses Primary Business Around the world use dozens of Revolut's innovative banking, investment and wealth management products to make more than 100 million transactions a month. Across Revolut's personal and business accounts, the Company helps customers improve their financial health, give them more control, and connect people seamlessly across the world. Metropolitan Commercial Bank Global Payments Group bull; Revolut has been a client since 2018 bull; MCB holds deposits on behalf of Revolut's clients bull; MCB provides Revolut with: bull; Access to ACH and wire payment systems bull; Correspondent relationships for FX services bull; Tailored solutions for Revolut clients in other jurisdictions bull; MCB sponsors Revolut card processing services for its Visa and MasterCard products "Metropolitan Commercial Bank is not only a bank with excellent financial health, a deep bench of experienced fintech bankers and a track record across a wide arena of fintech sectors, their people listen and are open to new and interesting banking solutions." Ronald Oliveira

Client Case Study Global Payments Group 31 Voyager Digital, Ltd CSE: VYGR. CN Overview Voyager: The Fastest-Growing Digital Asset Broker Voyager's team of established Wall Street and Silicon Valley entrepreneurs is eliminating the roadblocks that currently exist in digital trading. The Company's goal is to bring the best of the traditional equities' world to crypto, while still delivering the innovation this exciting new asset class deserves. investvoyager.com Leadership Stephen Ehrlich, Chief Executive Officer, Co-Founder Philip Eytan, Chairman, Co-Founder Gaspard de Dreuzy, Co-Founder Oscar Salazar, Advisor, Co-Founder Voyager's founders have combined their decades of experience from leading organizations like E*TRADE, Uber, TradeIt, Lightspeed Financial and more, to bring Voyager to the crypto investing universe. Vision Voyager believes that crypto assets are the future of finance and investing. The Company is creating the broker that the crypto market deserves. Markets Voyager is based in New York and serves retail and institutional clients in Canada and the United States. Voyager's mission is to provide every investor with a trusted and secure access point to crypto asset trading. Primary Business Crypto trading solutions, built for retail and institutional businesses. Voyager offers best-in-class customer service, incomparable access to the most popular assets and commission-free trading. Metropolitan Commercial Bank Global Payments Group bull; Voyager has been a client since 2019 bull; MCB provides depository relationship for client funds bull; MCB provides access to ACH and wire payment networks "Voyager partners with companies that bring their A-game every day through technology and human capital. Proximity is a bonus when synergy amongst team members is seamless. Metropolitan Commercial Bank has been the right choice for us since day one." Stephen Ehrlich

Partner with the Leading Processors and Payment Processing Networks, Every Day Global Payments Group 32 Leading Processors Leading Payment Processing Networks

Who Are Our Payment Clients? 33 Global Payments Group

Tending to Our Diverse Digital Payment Products Ecosystem, Every Day Global Payments Group 34 Illustrative photography and captions, not actual customers. Accounts Payable/ Expense Management ACH Processing and Settlement Bill Payment Card Present Debit Card Claim Handling and Processing Digital Assets Settlement E-Wallet Debit Card Government Benefits Settlement International Remittance Loan Advance / Payment Settlement Merchant Acquiring Mobile Payment Settlement Due cappuccino date night with my prefunded e-wallet watch app in Naples, Italy. I don't know how it's done but I am glad my phone helps me travel around with ease. Peer-To-Peer (P2P) Payments Push Payments Real Time Domestic and International Rebate Settlement Virtual Debit Card Traveling through southeast Asia and never worrying about having the right currency. Credit score is up so now I can get approved for a new car and visit my folks in Ontario. Sent my sister money to pay for books at St. George's University in Granada. My benefit payments arrive like clockwork to my debit card every month. Easy peazy. Morning coffee with my loyalty rewards prepaid debit card in Seattle, Washington. Paying in for Sally's wedding gift was easier than deciding what the gift should be. Traded in my wallet for paying mobile. More space in my purse for makeup. Foreign travel is exciting, not having to think about exchange rates is joyful. Now I can view and comment on everyone's expenses no matter where they are. Getting paid in Bitcoin and having it converted to Euros instantly, sweeeet! This auto insurance claim app is a snap to use. No more needless repair estimates. I really enjoy the security of my debit card over cash. A feeling of safety I was missing. Check writing, stamps, check registers, so yesterday. Billpay app happy to meet you. Our international business runs smoother when we are paid digitally.

Securing Our Place in a Diverse Digital Payment Industry Complex, Every Day Global Payments Group 35 Illustrative photography and captions, not actual customers. Auto Consumer Lending Corporate Accounts Payable Management Corporate Payroll Correspondent Banking Criminal Justice and Corrections Crypto Currency Financial Services to the Unbanked/Underbanked Foreign Exchange Government Payments Healthcare Co-Pay Hospitality Merchant Acquiring Mobile Banking Online Gambling Online Gaming Travel Trucking Pharmaceutical Prepaid Phonecards